UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 10, 2025
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1701 East Mossy Oaks Road,	Spring,	TX	77389
(Address of principal executive offices)			(Zip code)

(678)	259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
7.625% Series C Mandatory Convertible Preferred Stock, par value $0.01 per share	HPEPrC	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On December 7, 2022, November 15, 2023, and December 5, 2024, the HR and Compensation Committee (“HRC Committee”) of the Board of Directors of Hewlett Packard Enterprise Company (“HPE” or the “Company”) approved the performance metrics and associated performance curves (threshold, target and maximum achievement levels) for HPE’s fiscal 2023, fiscal 2024, and fiscal 2025, respectively, Performance-Adjusted Restricted Stock Unit (“PARSU”) awards under the Hewlett Packard Enterprise Company 2021 Stock Incentive Plan (the “Plan”). The PARSUs provide the opportunity for certain of our current named executive officers to earn stock-based incentive awards tied to non-GAAP net income growth and relative total shareholder return achievement over the respective performance periods. The Plan grants the HRC Committee the authority to make adjustments to the PARSU performance metrics for events occurring during the performance period, including for acquisitions not foreseen in the Company’s financial plan at the time the performance goals were set.

On November 10, 2025, the HRC Committee increased the target goal levels of the non-GAAP net income growth goals (with corresponding increases to the threshold and maximum goals consistent with the originally approved performance curves) related to the PARSU measurement for fiscal 2025, fiscal 2026, and fiscal 2027 (as applicable) to reflect the expected profit contribution associated with the acquisition of Juniper Networks, Inc. All other PARSU terms and conditions remain unchanged. The HRC Committee believed that this modification was necessary to support the objectives of the program design.

As a result of this modification, payout for all affected portions of the fiscal 2023, fiscal 2024, and fiscal 2025 PARSUs will not be greater than what the total payout for these PARSUs would have been had this modification not been made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: November 12, 2025	By:	/s/ David Antczak
	Name:	David Antczak
	Title:	Senior Vice President, General Counsel and Corporate Secretary